As Filed With the Securities and Exchange Commission on October 19, 1998

                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION


                                Washington, DC 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of Earliest Event Reported): May 28, 1998


                         UNITED DOMINION REALTY TRUST, INC.
               (Exact Name of Registrant as Specified in its Charter)


         Virginia                          1-10524                  54-0857512
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
      Incorporation)                                           Identification No.)


               10 South Sixth Street, Richmond, Virginia 23219-3802
                (Address of Principal Executive Offices - Zip Code)



                                   (804) 780-2691
                 Registrant's Telephone Number, Including Area Code






Item 2. Acquisition or Disposition of Assets

On May 28, 1998, UDR Western Residential, a Virginia corporation and wholly-owned subsidiary of United Dominion Realty Trust, Inc. (United Dominion), acquired Rancho Mirage Apartments from Rancho Properties L.P. for $38.5 million, including closing costs, all cash. Rancho Mirage Apartments, located in Phoenix, Arizona, is a 856 home garden style apartment community located on 19.3 acres and was constructed in two phases in 1984 and 1985.




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            Description                                             Location
            -------------                                       --------------

(a)         Financial Statements of Businesses Acquired           4 through 8

(b)         Pro Forma Financial Information                       9 through 21

(c)         Exhibits
            (23)  Consent of Independent Public Accountants             22





                        L.P. MARTIN & COMPANY LETTERHEAD
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                          Independent Auditors' Report



To the Owners of
Rancho Mirage Apartments

      We have audited the accompanying statement of rental operations (as defined in Note 2) of Rancho Mirage Apartments for the year ended December 31, 1997. This financial statement is the responsibility of the management of Rancho Mirage Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Rancho Mirage Apartments' revenues and expenses.

      In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Rancho Mirage Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ L. P. Martin  & Company, P.C.

L. P. Martin  & Company, P.C.
Certified Public Accountants
Richmond, Virginia
July 9, 1998





                            RANCHO MIRAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


REVENUES FROM RENTAL PROPERTY                                  $  5,208,687
                                                               -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                                  186,565
 Repairs and Maintenance                                            919,197
 Utilities                                                          308,745
 Property Management Fees                                           207,927
 Other Operating Expenses                                           516,301
                                                               -------------

      TOTAL RENTAL PROPERTY EXPENSES                              2,138,735
                                                               -------------
      INCOME FROM RENTAL OPERATIONS                            $  3,069,952
                                                               =============

The accompanying notes are integral part of this statement.





                            RANCHO MIRAGE APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


NOTE 1 - BASIS OF PRESENTATION

Rancho Mirage Apartments (The Property) consists of a 856 unit residential apartment community located in Phoenix, Arizona, together with the existing leases. The assets that comprise the Property have been held as an investment of Rancho Properties, L.P., a Delaware limited partnership (the Owner), throughout the year ended December 31, 1997. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Heitman Properties Ltd. Fees for such services were 4% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to UDR Western Residential, Inc., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on May 28, 1998. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.





                       L.P. MARTIN & COMPANY LETTERHEAD
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


                 Independent Accountants' Compilation Report



To the Owners of
Rancho Mirage Apartments


      We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization, income taxes and entity expenses of Rancho Mirage Apartments for the four months ended April 30, 1998, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

      A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

      Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



/s/ L. P. Martin  & Company, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
July  9, 1998






                            RANCHO MIRAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                        FOUR MONTHS ENDED APRIL 30, 1998

              (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY                                  $  1,767,596
                                                               ------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                                   62,189
 Repairs and Maintenance                                            301,377
 Utilities                                                           92,617
 Property Management Fees                                            70,113
 Other Operating Expenses                                           167,277
                                                               ------------

      TOTAL RENTAL PROPERTY EXPENSES                                693,573
                                                               ------------
      INCOME FROM RENTAL OPERATIONS                            $  1,074,023
                                                               ============






                      UNITED DOMINION REALTY TRUST, INC.
       UNAUDITED CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS

      The unaudited Balance Sheet at June 30, 1998 is not presented as all of the acquisitions reported on were purchased prior to June 30, 1998 and are reflected in United Dominion's unaudited Balance Sheet at June 30, 1998 included in United Dominion's quarterly report on Form 10-Q for the quarter then ended.

      The following unaudited Consolidated Pro Forma Condensed Statements of Operations for the twelve months ended December 31, 1997 and the six months ended June 30, 1998 give effect to the following 1998 acquisitions as if they occurred on January 1, 1997: (i) the January 9, 1998 portfolio acquisition of three apartment communities (collectively the Tennessee Portfolio) which consists of The Trails at Kirby Parkway Apartments and The Trails at Mount Moriah Apartments (which run as one community under the name The Trails) and Cinnamon Trails Apartments, (ii) the acquisition of Dogwood Creek Apartments on February 6, 1998, (iii) the acquisition of 39 apartment communities with 7,550 apartment homes owned by ASR Investment Corporation that were merged with and into a wholly-owned subsidiary of United Dominion, in a statutory merger on March 27, 1998, (iv) the April 16, 1998 portfolio acquisition of eight apartment communities (collectively the San Antonio Portfolio) which consists of Audubon Apartments, Carmel Apartments, Cimarron Apartments, Grand Cypress Apartments, Kenton Place Apartments, Peppermill Apartments, The Crest Apartments and Villages of Thousand Oaks Apartments and (v) the May 28, 1998 acquisition of Rancho Mirage Apartments.

      In addition, the unaudited Consolidated Pro Forma Condensed Statements of Operations for the twelve months ended December 31, 1997 give effect to the following 1997 acquisitions as if they had occurred on January 1, 1997:
(i) the acquisition of Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) on February 28, 1997, (ii) the acquisition of Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, and Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (iii) the July 1, 1997 portfolio acquisition of five apartment communities which consists of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments, Orange Oaks Apartments and Forest Creek Apartments, (iv) the acquisition of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997 and (v) the acquisition of Waterside at Ironbridge Apartments on September 29, 1997.

      The unaudited Consolidated Pro Forma Condensed Statements of Operations have been prepared by the management of United Dominion. The unaudited Consolidated Pro Forma Condensed Statements of Operations are not necessarily indicative of the results that would have occurred had the acquisitions been completed on the dates indicated, nor are purported to be indicative of future results. The unaudited Consolidated Pro Forma Condensed Statements of Operations should be read in conjunction with the accompanying Notes to the unaudited Consolidated Pro Forma Condensed Statements of Operations, United Dominion's audited consolidated financial statements for the twelve months ended December 31, 1997 (included in United Dominion's Form 10-K for the twelve months ended December 31, 1997) and its unaudited consolidated financial statements for the six months ended June 30, 1998 (included in United Dominion's Form 10-Q for the quarterly period ended June 30, 1998) and the accompanying notes thereto.







                       UNITED DOMINION REALTY TRUST, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                               Acquisition of
                                                                             Option Properties,
                                                                              Texas Properties      Acquisition of
                                                                                and Florida        Texas Properties
                                                              Historical (1)   Portfolio (2)        Adjustments (3)
                                                             ---------------- ------------------ -------------------
Revenues
     Rental income                                           $      386,672   $   6,690                  473
     Interest and other non-property income                           1,123
                                                                ------------    -------------   -------------
                                                                    387,795       6,690                  473

Expenses
    Rental  expenses:
        Utilities                                                    24,861         454                  36
        Repairs and maintenance                                      54,607         865                  53
        Real estate taxes                                            30,961         619                  55
        Property management                                          12,203         310                  18
        Other rental expenses                                        41,099         821                  48
    Real estate depreciation                                         76,688
    Interest                                                         79,004
    General and administrative                                        7,075
    Acquisition related expenses
    Other depreciation and amortization                               2,084
    Impairment loss on real estate held for disposition               1,400
                                                                ------------    --------------- -----------
                                                                    329,982       3,069                 210

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership        57,813       3,621                 263
Gains on sales of investments                                        12,664
Minority interest of unitholders in operating partnership              (278)

                                                                ------------    ---------------- ----------

Income before extraordinary item                                     70,199       3,621                 263

Extraordinary items-early extinguishment of debt                        (50)

                                                                ------------    ---------------- ----------

Net income                                                           70,149       3,621                263

Dividends to preferred shareholders                                 (17,345)
                                                                ------------    ---------------- ----------

Net income available to common shareholders                  $       52,804       3,621                263
                                                                ============    ================ ==========

Basic earnings per common share                              $         0.61
                                                               ============
Diluted earnings per common share                                      0.60
                                                               ============


Dividends declared per common share                          $         1.01
                                                               ============

Weighted average number of common
shares-basic                                                         87,145

Weighted average number of common shares
-diluted                                                             87,339



                                                             Option Properties,
                                                              Texas Properties        Acquisition
                                                                and Florida            of Houston
                                                                 Portfolio           Portfolio and
                                                                 Pro Forma            Waterside at
                                                                 Adjustments         Ironbridge (7)
                                                             - --------------- -------------------------
Revenues
     Rental income                                               $                  $        8,773
     Interest and other non-property income
                                                                -------        -------------------------
                                                                                             8,773

Expenses
    Rental  expenses:
        Utilities                                                                              609
        Repairs and maintenance                                                              1,418
        Real estate taxes                                                                      929
        Property management                                       (92)     (4)                 361
        Other rental expenses                                                                1,133
    Real estate depreciation                                    1,059      (5)
    Interest                                                    2,801      (6)
    General and administrative
    Acquisition related expenses
    Other depreciation and amortization
    Impairment loss on real estate held for disposition
                                                               -------        -------------------------
                                                                3,768                        4,450

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership  (3,768)                       4,323
Gains on sales of investments
Minority interest of unitholders in operating partnership

                                                               -------       -------------------------

Income before extraordinary item                               (3,768)                       4,323

Extraordinary items-early extinguishment of debt

                                                               -------       -------------------------

Net income                                                     (3,768)                       4,323

Dividends to preferred shareholders
                                                               -------        -------------------------

Net income available to common shareholders                    (3,768)                       4,323
                                                               =======        =========================

Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common
shares-basic

Weighted average number of common shares
-diluted




                                                                  Acquisition of
                                                                 Houston Portfolio
                                                                  and Waterside at
                                                                     Ironbridge         Pro Forma
                                                                  Adjustments (8)      Adjustments
                                                             -----------------------  ------------
Revenues
     Rental income                                                 $  1,127              $
     Interest and other non-property income
                                                                --------------------  ------------
                                                                      1,127

Expenses
    Rental  expenses:
        Utilities                                                        76
        Repairs and maintenance                                         183
        Real estate taxes                                               118
        Property management                                              46               (103)     (9)
        Other rental expenses                                           143
    Real estate depreciation                                                             1,437     (10)
    Interest                                                                             3,304     (11)
    General and administrative
    Acquisition related expenses
    Other depreciation and amortization
    Impairment loss on real estate held for disposition
                                                               -----------------    ---------------
                                                                        566              4,638

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership           561             (4,638)
Gains on sales of investments
Minority interest of unitholders in operating partnership                                 (331)   (12)

                                                              -----------------     --------------

Income before extraordinary item                                        561             (4,969)

Extraordinary items-early extinguishment of debt

                                                              -----------------     --------------

Net income                                                              561             (4,969)

Dividends to preferred shareholders
                                                               -----------------    ---------------

Net income available to common shareholders                             561             (4,969)
                                                               =================    ===============

Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common
shares-basic

Weighted average number of common shares
-diluted












                                                                Pro Forma
                                                               Before 1998                       ASR               ASR Pro Forma
                                                              Acquisitions                 Historical (13)         Adjustments (14)
                                                            --------------------------     -------------------  -------------------
Revenues
     Rental income                                                  403,735                 $     33,034               $   13,640
     Interest and other non-property income                           1,123                          732                     (162)
                                                             ---------------               --------------            -------------
                                                                    404,858                       33,766                   13,478

Expenses

    Rental  expenses:
        Utilities                                                    26,036                        2,351                    1,061
        Repairs and maintenance                                      57,126                        3,126                    1,782
        Real estate taxes                                            32,682                        2,972                    1,520
        Property management                                          12,743                        1,320                      240
        Other rental expenses                                        43,244                        5,308                    1,498
    Real estate depreciation                                         79,184                        6,335                    3,299
    Interest                                                         85,109                        9,642                    3,847
    General and administrative                                        7,075                        3,114                      (55)
    Acquisition related expenses                                          -                        6,684
    Other depreciation and amortization                               2,084                          412                       24
    Impairment loss on real estate held for disposition               1,400
                                                             ---------------               --------------            -------------
                                                                    346,683                       41,264                   13,216

Income from gains on sales of mortgage assets                                                     17,213                       52

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership        58,175                        9,715                      314
Gains on sales of investments                                        12,664                          474
Minority interest of unitholders in operating partnership              (609)                        (355)
                                                             ---------------               --------------            -------------

Income before extraordinary item                                     70,230                        9,834                      314

Extraordinary items-early extinguishment of debt                        (50)
                                                             ---------------               --------------            -------------
Net income                                                           70,180                        9,834                      314

Dividends to preferred shareholders                                 (17,345)
                                                             ---------------               --------------            --------------
Net income available to common shareholders
                                                                     52,835                        9,834                      314
                                                            ================               ==============            ==============

Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common
shares-basic

Weighted average number of common shares
-diluted









                                                                                         Pro Forma             United Dominion
                                                                Disposition of            Merger                1998 Pro Forma
                                                               Mortgage Assets (15)     Adjustments          ASR acquisition only
                                                               -----------------     -----------------      ----------------------
Revenues
     Rental income                                            $                       $                     $    450,409
     Interest and other non-property income                                                                        1,693
                                                               ----------------     -----------------       --------------
                                                                                                                 452,102

Expenses

    Rental  expenses:
        Utilities                                                                                                 29,448
        Repairs and maintenance                                                                                   62,034
        Real estate taxes                                                                                         37,174
        Property management                                                                     (486)    (16)     13,817
        Other rental expenses                                                                                     50,050
    Real estate depreciation                                                                    (194)    (17)     88,624
    Interest                                                                                  (1,624)    (18)     96,974
    General and administrative                                                                (2,432)    (19)      7,702
    Acquisition related expenses                                                                                   6,684
    Other depreciation and amortization                                                          (24)    (20)      2,496
    Impairment loss on real estate held for disposition                                                            1,400
                                                               ----------------     -----------------        ------------
                                                                                              (4,760)            396,403

Income from gains on sales of mortgage assets                          (17,265)

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnershi           (17,265)                4,760              55,699
Gains on sales of investments                                                                                     13,138
Minority interest of unitholders in operating partnership                                                           (964)

                                                               ----------------     -----------------        ------------

Income before extraordinary item                                       (17,265)                4,760              67,873

Extraordinary items-early extinguishment of debt                                                                     (50)
                                                               ----------------     -----------------        ------------
Net income                                                             (17,265)                4,760              67,823

Dividends to preferred shareholders                                                                              (17,345)
                                                            -------------------     -----------------        ------------
Net income available to common shareholders                            (17,265)                4,760              50,478
                                                            ===================     =================        ============


Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common
shares-basic                                                                             7,859     (22)

Weighted average number of common shares
-diluted                                                                                 9,389     (22)








                                                               Acquisition of
                                                             Tennessee Portfolio,
                                                                Dogwood Creek       Acquisition of
                                                                and San Antonio     Rancho Mirage
                                                                Portfolio (23)    Apartments (24)
                                                              -----------------  -----------------
Revenues
     Rental income                                            $     21,123              5,209
     Interest and other non-property income

                                                              -----------------  -----------------
                                                                     21,123              5,209
Expenses

    Rental  expenses:
        Utilities                                                       845                309
        Repairs and maintenance                                       2,411                919
        Real estate taxes                                             1,862                187
        Property management                                             928                208
        Other rental expenses                                         2,821                516
    Real estate depreciation
    Interest
    General and administrative
    Acquisition related expenses
    Other depreciation and amortization
    Impairment loss on real estate held for disposition
                                                             ---------------     --------------
                                                                      8,867              2,139

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership        12,256              3,070
Gains on sales of investments
Minority interest of unitholders in operating partnership

                                                             ---------------     --------------

Income before extraordinary item                                     12,256              3,070

Extraordinary items-early extinguishment of debt
                                                             ---------------     --------------
Net income                                                           12,256              3,070

Dividends to preferred shareholders
                                                            --------------------  -------------
Net income available to common shareholders
                                                                     12,256              3,070
                                                            ====================  =============

Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common
shares-basic

Weighted average number of common shares
-diluted





                                                                    Tennessee Properties,
                                                                       Dogwood Creek,
                                                                  San Antonio Portfolio &
                                                                       Rancho Mirage            United Dominion
                                                                         Apartments                Pro Forma
                                                                  Pro Forma Adjustments            Combined
                                                            --------------------------        ----------------
Revenues
     Rental income                                                $                              $   476,741
     Interest and other non-property income                                                            1,693
                                                             -------------------------        ----------------
                                                                                   0                 478,434

Expenses

    Rental  expenses:
        Utilities                                                                                     30,602
        Repairs and maintenance                                                                       65,364
        Real estate taxes                                                                             39,223
        Property management                                                     (277)  (26)           14,676
        Other rental expenses                                                                         53,387
    Real estate depreciation                                                   5,271   (27)           93,895
    Interest                                                                  10,768   (28)          107,742
    General and administrative                                                                         7,702
    Acquisition related expenses                                                                       6,684
    Other depreciation and amortization                                                                2,496
    Impairment loss on real estate held for disposition                                                1,400
                                                             ------------------------      ------------------
                                                                              15,762                 423,171

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                (15,762)                 55,263
Gains on sales of investments                                                                         13,138
Minority interest of unitholders in operating partnership                       (941)  (29)           (1,905)
                                                             ------------------------      ------------------


Income before extraordinary item                                             (16,703)                 66,496

Extraordinary items-early extinguishment of debt                                                         (50)
                                                             ------------------------      ------------------
Net income                                                                   (16,703)                 66,446

Dividends to preferred shareholders                                                                  (17,345)
                                                            -------------------------      -----------------
Net income available to common shareholders                                  (16,703)                 49,101
                                                            =========================      =================

Basic earnings per common share                                                                         0.51
                                                                                           =================
Diluted earnings per common share                                                                       0.50
                                                                                           =================


Dividends declared per common share                                                                     1.01
                                                                                           =================

Weighted average number of common
shares-basic                                                                    481  (30)            95,485

Weighted average number of common shares
-diluted                                                                      1,635  (30)            98,363


See accompanying notes







                       UNITED DOMINION REALTY TRUST, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                     (In thousands, except per share data)


                                                                                                           UNITED
                                                                                                           DOMINION
                                                       UNITED               ASR       PRO FORMA            PRO FORMA
                                                      DOMINION          HISTORICAL     MERGER              COMBINED
                                                    HISTORICAL (1)       (13)        ADJUSTMENTS          WITH (ASR)
                                                    ---------------  -------------   -------------       -------------
   INCOME

        Rental income                             $         222,275   $     11,730   $                $        234,005
        Interest and non-property income                      2,159            252                               2,411
                                                    ---------------  -------------   -------------       -------------

                                                            224,434         11,982                             236,416

   EXPENSES

       Rental  expenses:
           Utilities                                         11,945            744                              12,689
           Repairs and maintenance                           28,035          1,043                              29,078
           Real estate taxes                                 19,341          1,177                              20,518
           Property management                                7,920            368          (114) (16)           8,174
           Other rental expenses                             23,031          1,890                              24,921
       Depreciation of real estate owned                     46,476          2,613          (253) (17)          48,836
       Interest                                              48,561          3,452          (474) (18)          51,539
       General and administrative                             4,618          1,273          (993) (19)           4,898
       Other depreciation and amortization                    1,541            189           (18) (20)           1,712
                                                    ---------------  -------------   -------------       -------------

                                                            191,468         12,749        (1,852)              202,365
                                                    ---------------  -------------   -------------       -------------

   Income before gains on sales of investments
   and minority interest of unitholders in
   operating partnership                                     32,966           (767)        1,852                34,051
   Gains on sales of investments                             20,461                                             20,461
   Minority interest of unitholders in operating
   partnership                                               (1,122)          (363)                             (1,485)
   Extraordinary items                                         (116)        (7,053)        7,053(21)              (116)
                                                    ---------------  -------------   -------------       -------------


   Net income                                                52,189         (8,183)        8,905                52,911


   Dividends to preferred shareholders                      (11,303)                                           (11,303)
                                                    ---------------  -------------   -------------       -------------


   Net income available to common shareholders    $          40,886   $     (8,183) $      8,905      $         41,608
                                                    ===============  =============   =============       =============




   Basic earnings per common share                $            0.42
                                                    ===============

   Diluted earnings per common share              $            0.42
                                                    ===============


   Distributions declared per common share        $          0.0525
                                                    ===============


   Weighted average number of common shares
   outstanding-basic                                         96,244                        3,679(22)

   Weighted average number of common shares
   outstanding-diluted                                       98,666                        4,406(22)




                                                                                            ACQUISITION OF
                                                                                          TENNESSEE PORTFOLIO,
                                                                                             DOGWOOD CREEK
                                                   ACQUISITION OF                             APARTMENTS,
                                                   DOGWOOD CREEK        ACQUISITION OF   SAN ANTONIO PORTFOLIO,
                                                  APARTMENTS & SAN      RANCHO MIRAGE       & RANCHO MIRAGE
                                                 ANTONIO PORTFOLIO        APARTMENTS           APARTMENTS
                                                      (23)                 (24)            ADJUSTMENTS (25)
                                                ------------------    ---------------   -------------------------
   INCOME

        Rental income                              $         3,150      $       1,768      $               1,095
        Interest and non-property income
                                                ------------------    ---------------   -------------------------

                                                             3,150              1,768                       1,095

   EXPENSES

       Rental  expenses:
           Utilities                                           161                 93                          52
           Repairs and maintenance                             368                301                         144
           Real estate taxes                                   371                 62                          86
           Property management                                 126                 70                          46
           Other rental expenses                               504                167                         138
       Depreciation of real estate owned
       Interest
       General and administrative
       Other depreciation and amortization
                                                ------------------    ---------------   -------------------------

                                                             1,530                693                         466
                                                ------------------    ---------------   -------------------------

   Income before gains on sales of investments
   and minority interest of unitholders in
   operating partnership                                     1,620              1,075                         629
   Gains on sales of investments
   Minority interest of unitholders in operating
   partnership
   Extraordinary items
                                                ------------------    ---------------   -------------------------


   Net income                                                1,620              1,075                         629


   Dividends to preferred shareholders
                                                ------------------    ---------------   -------------------------


   Net income available to common shareholders     $         1,620      $       1,075      $                  629
                                                ==================    ===============   =========================




   Basic earnings per common share


   Diluted earnings per common share



   Distributions declared per common share



   Weighted average number of common shares outstanding-basic

   Weighted average number of common shares outstanding-diluted





                                                      ACQUISITION OF
                                                  TENNESSEE PORTFOLIO,
                                                      DOGWOOD CREEK
                                                         APARTMENTS
                                                      & SAN ANTONIO
                                                        PORTFOLIO
                                                        PRO FORMA             UNITED DOMINION
                                                      ADJUSTMENTS               PRO FORMA
                                                  ----------------------     ------------------
   INCOME

        Rental income                                $                        $         240,018
        Interest and non-property income                                                  2,411
                                                  ----------------------     ------------------

                                                                                        242,429

   EXPENSES

       Rental  expenses:
           Utilities                                                                     12,995
           Repairs and maintenance                                                       29,891
           Real estate taxes                                                             21,037
           Property management                                       (32)(26)             8,384
           Other rental expenses                                                         25,730
       Depreciation of real estate owned                           1,023 (27)            49,859
       Interest                                                    2,322 (28)            53,861
       General and administrative                                                         4,898
       Other depreciation and amortization                                                1,712
                                                  ----------------------     ------------------

                                                                   3,313                208,367
                                                  ----------------------     ------------------

   Income before gains on sales of investments
   and minority interest of unitholders in
   operating partnership                                          (3,313)                34,062
   Gains on sales of investments                                                         20,461
   Minority interest of unitholders in operating
   partnership                                                      (405)(29)            (1,890)
   Extraordinary items                                                                     (116)
                                                  ----------------------     ------------------
   Net income                                                     (3,718)                52,517


   Dividends to preferred shareholders                                                  (11,303)
                                                  ----------------------     ------------------
   Net income available to common shareholders       $            (3,718)           $    41,214
                                                  ======================     ==================




   Basic earnings per common share                                           $             0.41
                                                                             ==================
   Diluted earnings per common share                                         $             0.40
                                                                             ==================
   Distributions declared per common share                                   $           0.5250
                                                                             ==================



   Weighted average number of common shares
   outstanding-basic                                                 282 (30)           100,205

   Weighted average number of common shares
   outstanding-diluted                                               907 (30)           103,979




   SEE ACCOMPANYING NOTES.








                      UNITED DOMINION REALTY TRUST, INC.
             UNAUDITED NOTES TO CONSOLIDATED PRO FORMA CONDENSED
                           STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND
                   THE TWELVE MONTHS ENDED DECEMBER 31, 1997


Basis of Presentation

The unaudited Consolidated Pro Forma Condensed Statements of Operations on this Form 8-K reflect the historical results of United Dominion adjusted to reflect the operations of: (i) 39 apartment communities with 7,550 apartment homes owned by ASR that were merged with and into a wholly-owned subsidiary of United Dominion, in a statutory merger on March 27, 1998, (as previously reported on Form 8-K dated March 27, 1998 and subsequently amended on Form 8-K/A No.1 dated March 27, 1998 which was filed with the Securities and Exchange Commission on June 12, 1998), (ii) a portfolio of three apartment communities (collectively the "Tennessee Portfolio") acquired on January 9, 1998 which consists of The Trails at Kirby Parkway Apartments and The Trails at Mount Moriah Apartments (which run as one community under the name The Trails), and Cinnamon Trails Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (iii) Dogwood Creek Apartments acquired on February 6, 1998 (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (iv) a portfolio of eight apartment communities (collectively the San Antonio Portfolio) acquired on April 16, 1998 which consists of Audubon Apartments, Carmel Apartments, Cimarron Apartments, Grand Cypress Apartments, Kenton Place Apartments, Peppermill Apartments, The Crest Apartments and Villages of Thousand Oaks Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (v) Rancho Mirage Apartments acquired on May 28, 1998, (vi) Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) acquired on February 28, 1997, (collectively the "Option Properties") (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15,
1997), (vii) Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (collectively the "Texas Properties") (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (viii) a portfolio of five apartment communities containing 934 apartment homes acquired on July 1, 1997 (the "Florida Portfolio") which consist of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments , Orange Oaks Apartments and Forest Creek Apartments, (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (ix) a portfolio of four apartment communities (collectively the "Houston Portfolio") which consist of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997, (as previously reported on Form 8-K dated October 21, 1997 and subsequently amended on Form 8-K/A No. 1 dated October 21, 1997 which was filed with the Securities and Exchange Commission on December 31, 1997) and (x) Waterside at Ironbridge Apartments acquired on September 29, 1997, (as previously reported on Form 8-K dated October 21, 1997 and subsequently amended on Form 8-K/A No. 1 dated October 21, 1997 which was filed with the Securities and Exchange Commission on December 31, 1997). The above referenced acquisitions are shown as if they had occurred on January 1, 1997.

The unaudited Consolidated Pro Forma Condensed Statements of Operations assume the Merger with ASR occurred on January 1, 1997. The Merger was accounted for as a purchase in accordance with Accounting Principles Board No. 16. Assets and liabilities acquired were recorded at their fair values at March 27, 1998 and the results of operations are included from the date of acquisition. In connection with the Merger, United Dominion issued 7,742,839 million shares of United Dominion's common stock at $14 per share for all of the outstanding common stock of ASR for an aggregate equity value of $108.4 million plus the issuance of 1,529,990 Units in the ASR Operating Partnership valued at $21.4 million. United Dominion acquired real estate assets of $313.7 million plus other operating assets of $8.8 million, respectively. In addition, United Dominion assumed mortgage debt totaling $179.4 million, at fair value and other liabilities of $13.6 million.

The unaudited Consolidated Pro Forma Condensed Statements of Operations on this Form 8-K assume the 1998 acquisition of 13 communities containing 4,318 apartment homes for an aggregate purchase price of approximately $182.6 million, including closing costs as referenced in sections (ii) through (v) of the above paragraphs. These acquisitions are assumed to have been purchased with bank line borrowings aggregating $47.6 million with a weighted average interest rate of 6.22%, the assumption of eleven mortgage notes payable aggregating $81.6 million with a weighted average interest rate of 8.12%, the issuance of 1,154,148 Operating Partnership Units and 481,251 shares of common stock at $14.75 per unit/share for an aggregate value of $24.2 million and the use of $29.2 million of cash proceeds from the sale of properties held in escrow. These acquisitions are shown as if the acquisitions occurred on January 1, 1997.

In addition, the unaudited Consolidated Pro Forma Condensed Statements of Operations on this Form 8-K assume the 1997 acquisition of 17 communities containing 5,394 apartment homes for an aggregate purchase price of approximately $218.5 million, including closing costs as referenced in sections (vi) through (x) of the above paragraphs. These acquisitions are assumed to have been purchased with bank line borrowings aggregating $145.9 million with a weighted average interest rate of 6.24%, the assumption of seven mortgage notes payable aggregating $60.1 million with a weighted average interest rate of 8.43% and the issuance of 849,498 Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. These acquisitions are shown as if the acquisitions occurred on January 1, 1997.

The unaudited Consolidated Pro Forma Condensed Statements of Operations are not necessarily indicative of what United Dominion's results would have been for the twelve months ended December 31, 1997 and the six months ended June 30, 1998 if the acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position of United Dominion in future periods.

(1) Represents United Dominion's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1998 as filed with the Securities and Exchange Commission on August 14, 1998 and its Annual Report on Form 10-K for the twelve months ended December 31, 1997 as filed with the Securities and Exchange Commission on March 31, 1998.

(2) Represents the actual results of operations of the Option Properties, the Texas Properties and the Florida Portfolio as previously reported in the unaudited combined results of operations as appearing on Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(3) Represents the operations of Oak Ridge Apartments (for the 26 day period from March 1, 1997 to March 26, 1997) and Anderson Mill Oaks Apartments (for the 24 day period from March 1, 1997 to March 24,
      1997), which represents the period the properties were not owned by United Dominion during 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to February 28, 1997). Represents operations of Pineloch Apartments and Seahawk Apartments, (for the 7 day period from May 1, 1997 to May 7, 1997), which represents the period the properties were not owned by United Dominion during 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to April 30, 1997).

(4) Reflects the net reduction in property management fees for the Option Properties, Texas Properties and Florida Portfolio. United Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.4% of rental income (based on 1997 actual information) at the time of the filing of the Form 8-K/A dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997. United Dominion used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on



      1997 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(5) Reflects the net adjustments to record depreciation expense for the Option Properties, Texas Properties and Florida Portfolio as if the transactions had occurred on January 1, 1997. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.67 years based upon the initial cost of the properties of $151.1 million. The allocation and useful lives are as follows (in thousands of dollars):
                                                           Twelve Month
                                            Useful Life    Depreciation
                          Purchase Price     In Years   Expense Adjustments *
                          --------------   ------------- ------------------
      Buildings            $   118,714            35              $  814
      Other Improvements         7,822          7.67                 245
      Land                      24,612           n/a                  --
                           -----------                           -------
      Total                $   151,148                           $ 1,059
                           ===========                           =======

      * Includes a pro forma adjustment for 2.88 months (1 month for the Option Properties, 2 months for Anderson Mill Oaks and Oak Ridge Apartments, 4 months for Pineloch Apartments and Seahawk Apartments, and 6 months for the Florida Portfolio) out of 12 months.

(6) Reflects the additional interest expense associated with the acquisition of the Option Properties, Texas Properties and Florida Portfolio which consists of the following: (i) variable-rate bank debt aggregating approximately $129.1 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.26% and
      (ii) the assumption of approximately $22.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.39% as outlined below (in thousands of dollars):

                                                                                  Twelve Month
                                                        Weighted Average        Interest Expense
      Acquisition      Type of Debt     Amount          Interest  Rate             Adjustment
      -------------     -----------     -------         ---------------          --------------
      Option Properties Bank Lines  $   36,774          6.058%               $     360 **
      Option Properties Secured Debt    22,063          8.389%                     299 **
      Texas Properties  Bank Lines      56,311          6.291%                     998 ***
      Florida Portfolio Bank Lines      36,000          6.410%                   1,144 ****
                                      ----------                             ------------
                                     $ 151,148                               $   2,801
                                     ===========                             ============

**    Includes a pro forma adjustment for 59 out of 365 days.
***   Includes a pro forma adjustment for 103 out of 365 days.
****  Includes a pro forma adjustment for 181 out of 365 days.

(7)   Represents the actual results of operations of the Houston
      Portfolio and Waterside at Ironbridge Apartments as previously reported in the unaudited combined results of operations as appearing on Form 8-K/A No. 1 dated October 21, 1997 filed with the Securities and Exchange Commission on December 31, 1997.

(8)   Represents the operations of Greenhouse Patio Apartments and
      Braesridge Apartments (for the 26 day period from September 1,
      1997 to September 26, 1997) and Waterside at Ironbridge Apartments (for the 29 day period from September 1, 1997 to September 29, 1997), which represents the period the properties were not owned by United Dominion during 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to August 31, 1997 which consists of 243 days). In addition, this represents the operations of Bammelwood Apartments (for the 30 day period from October 1, 1997 to October 30,
      1997) and Camino Village Apartments (for the 50 day period from October 1, 1997 to November 20, 1997 ) which represents the period the properties were not owned by United Dominion during 1997. The unaudited combined statements of rental operations for these properties was for the stub period from January 1, 1997 to September 30, 1997.

(9) Reflects the net reduction in property management fees for the Houston Properties and Waterside at Ironbridge Apartments. United
      Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.2% of rental income (based on 1997 actual information). United Dominion used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(9) Reflects the net adjustments to record depreciation expense for the Houston Properties and Waterside at Ironbridge Apartments, as if the transactions had occurred on January 1, 1997. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.72 years based upon the initial cost of the properties of $67.4 million. The allocation and useful lives are as follows (in thousands of dollars):

                                                                Twelve Month
                                                Useful Life     Depreciation
                            Purchase Price       In Years    Expense Adjustments *
                            --------------    ------------  ----------------------
      Buildings             $     50,828              35           $  1,027
      Other Improvements           4,415            7.72                410
      Land                        12,120             n/a                 --
                            ------------                           --------
      Total                 $     67,363                           $  1,437
                            ============                           ========


* Includes a pro forma adjustment for approximately 8.48 months (8 months for Greenhouse Patio Apartments, Braesridge Apartments and Waterside at Ironbridge Apartments and 10 months for Camino Village Apartments and 9 months for Bammelwood Apartments) out of 12 months.

(11) Reflects the additional interest expense associated with the acquisition of the Houston Properties and Waterside at Ironbridge Apartments which consists of the following: (i) variable-rate bank debt aggregating approximately $16.8 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.1% and (ii) the assumption of approximately $38.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.43% as outlined below (in thousands of dollars):

                                                                                                   Twelve Month
                                                                         Weighted Average        Interest Expense
      Acquisition             Type of Debt           Amount              Interest Rate              Adjustment
      ------------            ------------      ----------------        ---------------          ----------------
      Houston Properties      Bank Lines        $     6,877                6.089%                   $  340  **
      Houston Properties      Secured Debt           32,874                8.685%                    2,245  **
      Waterside               Bank Lines              9,949                6.087%                      451  ***
      Waterside               Secured Debt            5,133                7.000%                      268  ***
                                                ----------------                                    -------
                                                 $   54,833                                         $3,304
                                                ================                                    =======

**    Includes a pro forma adjustment for approximately 297 out of 365 days.
***   Includes a pro forma adjustment for approximately 272 out of 365 days





(12) Reflects the additional minority interest expense associated with the acquisition of the Houston Properties. In connection with the acquisition of the Houston Properties, United Dominion issued 849,498 Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. Assuming the acquisition of the Houston Properties on January 1, 1997 the minority interest ownership would have been 10.6339% for the twelve months ended December 31, 1997.

(13) Represents ASR's Historical Consolidated Statement of Operations for the twelve months ended December 31, 1997 as appearing in Form 8-K/A No. 1 dated March 27, 1998 filed with the Securities and Exchange Commission on June 12, 1998 and the actual results of operations of ASR for the period January 1,1998 through March 27, 1998. Certain reclassifications have been made to ASR's historical consolidated statements of operations to conform to United
      Dominion's presentation.

(14) Represents the cumulative pro forma adjustments reported by ASR on Form 8-K/A No. 1 dated October 27, 1997 filed with the Securities and Exchange Commission on January 6, 1998 to reflect the actual results of operations and the pro forma adjustments for ASR's 1997 acquisitions which included 22 communities with 4,208 apartment homes at a total cost of approximately $176.1 million.

(15) Represents the elimination of the income from the gains on sales or redemptions of mortgage assets reported by ASR during the period ended December 31, 1997. Beginning in 1996, ASR implemented a strategic plan to divest its mortgage assets portfolio and reinvest the net proceeds in the acquisition of apartment communities. ASR completed the sale of its remaining mortgage asset portfolio in June 1997, the net proceeds of which were primarily used to acquire apartment communities. The income from the gains on sales of mortgage assets is eliminated since these assets will not have a continuing impact on the results of operations for the combined entity.

(16) Reflects the net estimated reduction of property management costs of $486 and $114 for the twelve months ended December 31, 1997 and the six months ended June 30, 1998, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger with ASR, as follows (in thousands of dollars):

                                                                   Twelve Months        Six Months
                                                                        Ended              Ended
                                                                December 31, 1997      June 30, 1998
                                                                -----------------      -------------
            Net reduction in salary, benefits and other
               compensation due to the termination of ASR
               employees prior to the Merger in
               accordance with the Merger Agreement                $  377                $   75
            Net reduction in travel and entertainment                  25                     6
            Net reduction in professional services                     34                    15
            Net reduction in other expenses                            50                    18
                                                                   ------                 -----
            Pro forma adjustment                                   $  486                 $ 114
                                                                   ======                 =====

(17) Represents the net decrease in depreciation of real estate owned as a result of recording the ASR real estate at fair value versus historical cost and using United Dominion's depreciable lives. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 27.5 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.





      Calculation of the fair value of depreciable real estate assets at March 27, 1998 (in thousands of dollars):

       Purchase price                                                      $  323,155
       Less:  Purchase price allocated to cash and cash equivalents            (5,934)
              Purchase price allocated to other assets                         (3,521)
              Purchase price allocated to land                                (47,782)
              Purchase price allocated to real estate under development          (925)
              Purchase price allocated to real estate held for
                 disposition                                                   (5,000)
                                                                           ------------
       Pro forma basis of ASR's depreciable real estate held for
          investment at fair value                                         $  259,993
                                                                           ============

      Calculation of depreciation of real estate owned for the twelve months ended December 31,1997 and the three months ended March 31, 1998 (in thousands of dollars):

                                                                          Twelve Months           Six Months
                                                                              Ended                  Ended
                                                                        December 31, 1997        June 30, 1998
                                                                        -----------------        -------------
      Depreciation expense based upon an estimated weighted
          average useful life of approximately 27.5 years                    $  9,440              $  2,360
      Less: ASR's pro forma depreciation of real estate owned                  (9,634)**             (2,613)
                                                                             ---------             ---------
      Pro forma adjustment                                                   $   (194)             $   (253)
                                                                             =========             =========

            ** Represents ASR's historical depreciation expense for the twelve months ended December 31, 1997 plus the cumulative pro forma adjustments to depreciation expense reported by ASR on Form 8-K/A No. 1 dated October 27, 1997 filed with the Securities and Exchange Commission on January 6, 1998 to reflect the actual results of operations and the pro forma adjustments for ASR's 1997 acquisitions.

(18) Represents the net adjustment to interest expense for the twelve months ended December 31, 1997 and the six months ended June 30, 1998 associated with the Merger with ASR, as follows (in thousands of dollars):

                                                                        Twelve Months          Six Months
                                                                            Ended                 Ended
                                                                       December 31, 1997       June 30, 1998
                                                                      -----------------       -------------
            To adjust amortization of ASR's deferred financing
                costs which were eliminated in the Merger             $    (412)                 $  (171)
            To reflect amortization of the premium required to
                record ASR's mortgage notes payable at fair value        (1,261)                    (315)
            To reflect additional borrowings of $792 under United
                Dominion's bank line borrowings at current
                market interest rates available to United Dominion
                of  6.14%                                                    49                       12
                                                                      ----------                ---------
            Pro forma adjustment                                      $  (1,624)                 $  (474)
                                                                      ==========                =========

(19) Reflects the net estimated reduction of general and administrative expenses of $2,432 and $993 for the twelve months ended December
      31, 1997 and the six months ended June 30, 1998, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger with ASR, as follows (in thousands of dollars):






                                                                  Twelve Months         Six Months
                                                                      Ended                Ended
                                                                December 31, 1997      June 30, 1998
                                                                -----------------      -------------
            Net reduction in salary, benefits and other
               compensation due to the termination of ASR
               employees prior to the ASR Merger in
               accordance with the ASR Merger Agreement          $   1,909              $  219
            Net reduction in duplicative public company expenses       333                 497
            Net reduction in professional services                      35                   7
            Net reduction in other expenses                            155                 270
                                                                -----------            --------
            Pro forma adjustment                                 $   2,432              $  993
                                                                ===========            ========

(20) Represents the elimination of the amortization of goodwill included in the ASR historical and pro forma financial statements which were eliminated in connection with the Merger.

(21) Represents the elimination of extraordinary items included in the ASR historical statement of operations for the period ended March 27, 1998 which relates to costs directly attributable to the Merger and are therefore non-recurring.

(22) Represents the adjustment to the weighted average shares outstanding to reflect the Merger with ASR for the twelve months ended December 31, 1997 and the six months ended June 30, 1998. The ASR pro forma weighted average common shares outstanding were exchanged into 1.575 shares of United Dominion common stock in accordance with the Merger Agreement.

(23) Represents the actual results of operations of the Tennessee Portfolio, Dogwood Creek Apartments and the San Antonio Portfolio as previously reported in the unaudited combined results of operations as appearing on Form 8-K/A No. 1 dated June 9, 1998 filed with the Securities and Exchange Commission on August 13, 1998.

(24) Represents the actual results of operations of Rancho Mirage Apartments as reported elsewhere herein.

(25) Represents the operations of the following 1998 acquisitions: (i) the operation of the Tennessee Portfolio (for the 8 day period from January 1, 1998 to January 8, 1998) which represents the period the properties were not owned by United Dominion during 1998 (based on the operating statements of the properties for the year ended December 31, 1997),
      (ii) the operations of Dogwood Creek Apartments (for the 5 day period from February 1, 1998 to February 5, 1998), which represents the period the property was not owned by United Dominion during 1998 (based on the operating statements of the properties for the stub period January 1, 1998 to January 31, 1998), (iii) the operations of the San Antonio Portfolio (for the 15 day period from April 1, 1998 to April 15, 1998), which represents period the property was not owned by. United Dominion during 1998) based on the operating statements of the properties for the stub period January 1, 1998 to March 31 1998) and (iv) the operations of Rancho Mirage Apartments (for the 27 day period from May 1 1998, to May 27, 1998), which represents the period the property was not owned by United Dominion during 1998 (based on the operating statements of the properties for the stub period January 1, 1998 to April 30, 1998).

(26) Reflects the net reduction in property management fees for the Tennessee Portfolio, Dogwood Creek Apartments, the San Antonio Portfolio and Rancho Mirage Apartments. United Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.6% of rental income for the six months ended June 30, 1998 and 3.4% for the twelve months ended December 31, 1997 (based on actual information during 1997 and 1998). United Dominion used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1998 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.




(27) Reflects the net adjustments to record depreciation expense for the Tennessee Portfolio, Dogwood Creek Apartments, the San Antonio Portfolio and Rancho Mirage Apartments as if the transactions occurred on January 1, 1997. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.20 years based upon the initial cost of the properties of $182.6 million. The allocation and useful lives are as follows (in thousands of dollars):

                                                                Twelve Month             Six Month
                                                 Useful Life     Depreciation           Depreciation
                            Purchase Price        In Years    Expense Adjustment**   Expense Adjustment*
                            --------------     -------------  -------------------    -------------------
      Buildings             $   144,709              35           $   3,922             $     756
      Other Improvements         10,190             7.20              1,349                   267
      Land                       27,671              n/a                --                    --
                            ------------                         ----------             -----------
            Total           $   182,570                           $   5,271             $   1,023
                            ============                         ==========             ===========

* The six months ended June 30, 1998 includes a pro forma adjustment for 2.2 months (1 month for Dogwood Creek Apartments, 3 months for the San Antonio Portfolio and 4 months for Rancho Mirage Apartments) out of 12 months.

** The twelve months ended December 31, 1997 includes a pro forma adjustment for the full year for the Tennessee Properties, the San Antonio Portfolio and Rancho Mirage Apartments and a pro forma adjustment for 6 months for Dogwood Creek Apartments as the community was not in full lease-up for all of 1997.

 (28) Reflects the additional interest expense associated with the acquisition of the Tennessee Portfolio, Dogwood Creek Apartments, the San Antonio Portfolio and Rancho Mirage Apartments which consists of the following:
      (i) variable-rate bank debt aggregating approximately $47.6 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.22% and (ii) the assumption of approximately $81.6 million of fixed-rate mortgage debt with a weighted average interest rate of 8.12% as outlined below (in thousands of dollars):

                                                                           Twelve Month           Six  Month
                                                     Weighted Average    Interest Expense       Interest Expense
Acquisition             Type of Debt      Amount      Interest  Rate        Adjustment *          Adjustment
------------            ------------     --------   -----------------   ------------------      -----------------
Tennessee Portfolio      Bank Lines     $   26,266          6.289%          $   1,652             $     36 **
Tennessee Portfolio      Secured Debt       28,047          7.649%              2,145                   47 **
Dogwood Creek            Bank Lines          6,522          6.164%                101                   40 ***
Dogwood Creek            Secured Debt       10,000          8.000%                500                   79 ***
San Antonio Portfolio    Bank Lines          5,472          6.107%                333                   97 ****
San Antonio Portfolio    Secured Debt       43,603          8.444%              3,683                1,069 ****
Rancho Mirage            Bank Lines         38,538          6.107%              2,354                  954*****
                                         ---------                           --------              -------
                                         $ 158,448                          $  10,768             $  2,322
                                         =========                          =========             ========

* The twelve months ended December 31, 1997 includes a pro forma adjustment for the full year for the Tennessee Portfolio, the San Antonio Portfolio and Rancho Mirage Apartments and a pro forma adjustment for 6 months for Dogwood Creek Apartments as the community was not in full lease-up for all of 1997.
**    Includes a pro forma adjustment for 8 out of 365 days.
***   Includes a pro forma adjustment for 36 out of 365 days.




****  Includes a pro forma adjustment for 106 out of 365 days.
***** Includes a pro forma adjustment for 148 out of 365 days.

 (29) Reflects the additional minority interest expense associated with the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio. In connection with the Dogwood Creek acquisition, United Dominion issued 130,416 Operating Partnership Units and in connection with the San Antonio Portfolio acquisition issued 1,023,732 Operating Partnership Units. Assuming the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio on January 1, 1997, the weighted average Operating Partnership Units outstanding (as a percentage of all common stock and Operating Partnership Units) was 3.53% and 3.71% for the six months ended June 30,1998 and the twelve months ended December 31, 1997, respectively.

 (30) Represents the adjustment to record the pro forma weighted average shares of common stock and Operating Partnership Units outstanding as a result of the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio. In connection with the Dogwood Creek acquisition, United Dominion issued 130,416 Operating Partnership Units and in connection with the San Antonio Portfolio acquisition issued 1,023,732 Operating Partnership Units and 481,251 shares of common stock. The common stock and Operating Partnership Units are assumed to have been outstanding since the beginning of each period presented.





Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED DOMINION REALTY TRUST, INC.



Date:   September 19, 1998                            /s/ James Dolphin
                                        ---------------------------------------
                                          James Dolphin, Senior Vice President
                                          Chief Financial Officer






                       [L.P. MARTIN & COMPANY LETTERHEAD]

          CONSENT OF L.P. MARTIN & COMPANY, P.C., INDEPENDENT AUDITORS


The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 333-27221, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-3 No. 333-11207, Registration Statement Form S-3 No. 333-15133, Registration Statement Form S-8 No. 33-47296, Registration Statement Form S-8 No. 33-48000, Registration Statement Form S-8 No. 33-58201, Registration Statement Form S-8 No. 333-32829, Registration Statement Form S-8 No. 333-42691, Registration Statement Form S-3 No. 333-44463, Registration Statement Form S-3 No. 333-48557, and Registration Statement Form S-3 No. 333-53401, of United Dominion Realty Trust, Inc. of our report dated July 9, 1998, with respect to the statement of rental operations of Rancho Mirage Apartments for the year ended December 31, 1997, included in this Form 8-K dated May 28, 1998.


/s/ L.P. Martin & Company, P.C.

L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
October 15, 1998